UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2011

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

400 S. Record Street
Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 27, 2011, Belo Corp. announced its consolidated financial results for the quarter ended March 31, 2011. A copy of the announcement press release is furnished with this report as Exhibit 99.1.
Item 8.01. Other Events.
On April 27, 2011, the Company issued a press release announcing that it has lifted the dividend suspension that had been in place since the second quarter of 2009 and declared a cash dividend of $0.05 for each outstanding share of Series A common stock and Series B common stock to be paid on September 2, 2011 to shareholders of record on August 12, 2011. A copy of the press release is furnished with this report as Exhibit 99.2 hereto.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Earnings Press Release dated April 27, 2011.

	99.2	Press Release Announcing Dividend Declaration dated April 27, 2011.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2011	BELO CORP.

	By:	/s/ R. Paul Fry R. Paul Fry
Vice President/Investor Relations and
Treasury Operations

EXHIBIT INDEX

99.1	Earnings Press Release dated April 27, 2011.

99.2	Press Release Announcing Dividend Declaration dated April 27, 2011.